AMENDED AND RESTATED

EMPLOYMENT CONTRACT

This AMENDED AND RESTATED EMPLOYMENT CONTRACT (the “Amended Contract”) is made and entered into as of the 22nd day of May, 2003, by and between CHAMPPS ENTERTAINMENT, INC., a Delaware corporation, having its principal place of business at 10375 Park Meadows Drive, Suite 560, Littleton, Colorado 80124 (“Employer” or the “Company”), and WILLIAM H. BAUMHAUER whose address is at 790 International Isle Drive, Castle Rock, Colorado 80108 (“Employee”).

WHEREAS, Employee and Champps Entertainment, Inc., (formerly known as Unique Casual Restaurants, Inc.) entered into an employment contract (the “Contract”), dated as of 24th day of June, 1999 as amended by the Amended and Restated Employment Contract dated September 28, 2000; and

WHEREAS, July 28, 1999 Unique Casual Restaurants, Inc. changed its name to Champps Entertainment, Inc.; and

WHEREAS, Employee and the Company now wish to further amend and restate the Contract in its entirety; and

WHEREAS, Employer wishes to employ Employee in the capacity of its President and Chief Executive Officer and Employee wishes to accept such employment; and

WHEREAS, Employee possesses an intimate knowledge of the business and affairs of Employer, its policies, methods, personnel and problems; and

WHEREAS, the Board of Directors of Employer (the “Board”) recognizes Employee’s potential to contribute to the growth and success of Employer and desires to employ Employee in an executive capacity and to compensate him therefore; and

WHEREAS, Employee is desirous of committing himself to serve Employer on the terms herein provided.

NOW, THEREFORE, for and in consideration of the mutual covenants herein contained and the mutual benefits to be gained by the performance thereof, the parties hereto hereby agree as follows:

1. Employment. Employer hereby employs Employee and Employee hereby accepts employment with Employer on the terms and conditions hereinafter set forth.

2. Term of Employment. The commencement date (“Commencement Date”) of this Amended Contract shall be July 1, 2003. Subject to the provisions for termination hereinafter provided, the term (the “Employment Period”) of this Amended Contract shall extend from the Commencement Date to June 30, 2005.

3. Duties of Employee. Employee is hereby employed by Employer as a full-time employee in the capacity of President and Chief Executive Officer of Employer. Employee’s duties shall include, but not be limited to, those normally performed by a senior executive officer of equal rank in the restaurant industry. Employee shall comply with all of the policies, standards, and regulations of Employer now or hereafter promulgated. Employer shall have the right to assign Employee other managerial duties in addition to the duties originally assigned and specified above; provided, however, in no event shall Employee be assigned, without Employee’s consent, duties other than those reasonably required of a President and Chief Executive Officer of a restaurant company. In the event that, at Employer’s request, Employee assumes and performs duties beyond those contemplated hereby to be within the scope of his employment, and those that he is required to perform hereunder, it is anticipated his compensation will be equitably adjusted (but in no event adjusted downward). Employee is employed by Employer on a full-time basis and Employee shall be required to devote his best efforts and business judgment, substantially all of his productive time (except as may otherwise be agreed by the Board), ability and attention to the business of Employer during the Employment Period. During the Employment Period, Employee shall not be engaged in any other business activity whether or not such business activity is pursued for gain, profit or other pecuniary advantage that will significantly interfere with his duties as President, Chief Executive Officer and, if so re-nominated and re-elected, Chairman of the Board. With prior approval of the Board, Employee may serve on the boards of directors of other companies.

4. Compensation. For all services rendered by Employee to Employer under this Amended Contract, for the term commencing as of the date hereof, Employee shall receive an initial annualized base salary of four hundred thousand dollars ($400,000) (the “Base Salary”), payable in periodic installments in accordance with Employer’s usual practice for its senior executives. Employee’s Base Salary and bonus potential (to be determined consistent with the corporate executive bonus plan) shall be subject to annual review and determination of the Board of Directors.

5. Employee Benefits.

        (a) Generally. Employee shall be entitled to receive all employee benefits generally made available to the senior executives of Employer.

        (b) Vacation. Employee shall be entitled to a paid vacation as customarily provided to other senior executives employed by Employer. The times for such vacations shall be mutually agreed upon by Employee and Employer, but such vacation shall not be cumulative from year to year during the Employment Period. No payment shall be made for unused vacation time, unless otherwise required by law.

        (c) Reimbursement of Business Expenses. Employee shall be reimbursed for reasonable travel and other expenses incurred by Employee in promoting the business of Employer and performing his obligations hereunder in accordance with the policies adopted by the Employer.

6. Stock Options. Subject to review by the Board of value and other option grants awarded, following the end of fiscal year 2003, on the date on which stock options are granted to existing officers and employees (but in no event later than December 31, 2003), Employee shall be granted options to purchase not less than 50,000 shares of the Company’s common stock at an exercise price equal to the fair market value of the common stock on the date of grant (determined in accordance with the 2003 Stock Option and Incentive Plan); provided, that Employee must be employed by the Company on the date of grant. The options shall expire ten years following the date of grant and shall vest one-third on the first anniversary of the date of grant, an additional one-third on the second anniversary of the date of grant and the remaining one-third on the third anniversary of the date of grant. It is anticipated the Board will consider on an annual basis additional option grants for Employee during the term of this Amended Contract.

7. Board of Directors. The Company shall take appropriate action to re-elect Employee to the Board, upon the expiration of his current term.

8. Trade Secrets. During the Employment Period, Employee will have access to and become familiar with Employer’s trade secrets, recipes, business concepts, marketing and related records and specifications, which are owned by Employer and which are regularly used in the operation of the business of Employer (collectively, “Confidential Information”). Employee hereby agrees he shall not disclose any Confidential Information, directly or indirectly, nor use it in any way, either during the Employment Period or at any time thereafter, except as required in the course of his employment with Employer. All files, records, documents, drawings, specifications, equipment and other similar items relating to the business of Employer shall remain the sole and exclusive property of Employer and shall not be removed from the premises of Employer under any circumstances whatsoever without the prior written consent of Employer and shall not be reproduced or copied.

9. Termination of Amended Contract by Employer.

        (a) Termination for Cause. This Amended Contract may be terminated by Employer at any time for Cause, as hereinafter defined. For the purposes hereof, the term “Cause” shall include: (i) Employee’s theft from or fraud upon Employer; (ii) Employee’s conviction of or pleading guilty or no contest to a felony; (iii) Employee’s willful violation of terms and conditions hereof; (iv) Employee’s willful disregard or neglect in the duties he is required to perform under the terms hereof, or (v) Employee’s willful and demonstrated unwillingness to prosecute and perform such duties to the extent deemed by the Employer to be reasonably necessary and advisable, which duties encompass the duties reasonably required of a President and Chief Executive Officer of a restaurant company. For purposes of clauses (iii), (iv) and (v) above, no act, or failure to act, on the Employee’s part shall be deemed “willful” unless done, or omitted to be done, by Employee without reasonable belief that his act, or failure to act, was in the best interest of Employer. Notwithstanding anything in this Agreement to the contrary, Employee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to him a copy of a resolution duly adopted by the Board at a meeting of the Board called and held for such purpose (after reasonable notice to Employee and an opportunity for him, together with his counsel, to be heard before the Board), finding that, in the good faith opinion of the Board, Employee was guilty of the conduct enumerated in any of clauses (i) through (v) above under the definition of Cause and specifying the particulars thereof in detail. Upon such Cause, Employer may, at its option, terminate this Amended Contract by giving written notice (a “Notice of Termination”) to Employee, which termination is without prejudice to any other remedy to which Employer may be entitled, and such termination shall be effective as of the date said written notice is received by Employee.

        (b) Termination Without Cause. In the event Employer shall terminate this Amended Contract without Cause, as hereinabove defined, by Notice of Termination to Employee, all obligations of Employee hereunder shall terminate upon receipt of such Notice of Termination; provided that Employee’s obligations pursuant to Section 8 (“Trade Secrets”) shall survive the termination of his employment. Nothing in this Amended Contract shall be construed as giving Employee the right to be retained as an employee of Employer or as impairing the rights of Employer to terminate Employee’s services.

10. Termination of Amended Contract by Employee. Employee may terminate his employment hereunder (a) for Good Reason, or (b) at any time by giving Notice of Termination to Employer at least forty-five (45) days prior to the effectiveness of such termination. For purposes of this Amended Contract, “Good Reason” shall mean (i)

any assignment to Employee of any duties other than those contemplated by, or any limitation of the powers of Employee in any respect not contemplated by, this Amended Contract, (ii) any removal of Employee from or any failure to elect or re-elect Employee to the position of President or Chief Executive Officer of Employer, except in connection with termination of Employee’s employment for Cause, or (iii) a reduction in Employee’s rate of compensation or a reduction in Employee’s fringe benefits; provided, however, that Employer shall have at least thirty (30) days to remedy the existence of any Good Reason for termination by Employee of which it is made aware, whether in a Notice of Termination or otherwise.

11. Compensation Upon Termination.

        (a) Termination by Employer for Cause or By Employee without Good Reason. If Employee’s employment shall be terminated by Employer for Cause or termination by Employee without Good Reason, Employer shall pay Employee that portion of his Base Salary which accrued through the date of termination at the rate in effect at the time Notice of Termination is given and Employer shall have no further obligations to Employee under this Amended Contract. In addition, Employee shall forfeit any unvested Options as of the date of such termination.

        (b) Termination by Employer Without Cause or by Employee with Good Reason. If Employer shall terminate Employee’s employment without Cause or Employee shall terminate his employment for Good Reason, then; (i) Employer shall pay Employee that portion of his Base Salary which accrued through the date of termination at the rate then in effect at the time Notice of Termination is given, (ii) Employer shall continue to pay Employee his Base Salary at the rate and in accordance with its payment practices in effect at the time Notice of Termination is given until the later of (x) such time as the Employment Period would have ended pursuant to Section 2 had no Notice of Termination been given, or (y) for a period of one-year following the date of termination and (iii) Employer shall make the following changes with respect to all outstanding unexercised stock options held by Employee; (x) the date of vesting and exercisability of all unexercised and unexpired stock options or other stock based incentive awards shall be accelerated to the date of termination, (y) the period during which all unexercised and unexpired options which are not incentive stock options (“NQSOs”) as defined in Section 422 of the Internal Revenue Code (the “Code”) may be exercised by Employee shall be extended until the expiration date of such options, and (z) if Employee so elects in writing ninety (90) days after the date of termination, all unexercised and unexpired options which are incentive stock options (“ISOs”) as defined in Section 422 of the Code shall be converted into NQSOs and shall thereby become eligible for the benefit described in clause (y) above as if they had been NQSOs as of the date of termination.

        (c) It is the intention of Employee and Employer that no payments by Employer to or for the benefit of Employee under this Amended Contract shall be non-deductible to Employer by reason of the operation of Section 280G of the Code relating to parachute payments. Accordingly, and notwithstanding any other provision of this Amended Contract, if the Employer, in its sole judgment, determines that by reason of the operation of Code Section 280G. any such payments exceed the amount which can be deducted by Employer, such payments shall be reduced to the maximum amount which can be deducted by Employer. To the extent that there is more than one method of reducing the payments (including by way of elimination or reduction of the changes to Employee’s options described in clause (b)(iii) above) to bring them within the limitations of Code Section 280G. Employee shall determine which method shall be followed, provided that if Employee fails to make such determination within forty-five (45) days after Employer has sent Employee written notice of the need for such reduction, Employer may determine the method of such reduction in its sole discretion.

12. No Mitigation. Employer agrees that, if Employee’s employment by Employer is terminated during the term of this Amended Contract, Employee is not required to seek other employment or to attempt in any way to reduce any amounts payable to Employee by Employer pursuant to Section 10 hereof. Further, the amount of any payment provided for in this Amended Contract shall not be reduced by any compensation earned by Employee as the result of employment by another employer, by retirement benefits, by offset against any amount claimed to be owed by Employee to Employer or otherwise.

13. Settlement and Arbitration of Disputes. Except as otherwise provided in Section 16 with respect to injunctive relief, any controversy or claim arising out of or relating to this Amended Contract or the breach thereof shall be settled exclusively by arbitration in accordance with the laws of the State of Colorado by three arbitrators, one of whom shall be appointed by Employer, one by Employee and the third by the first two arbitrators. If the first two arbitrators cannot agree on the appointment of a third arbitrator, then the third arbitrator shall be appointed by the American Arbitration Association in the City of Denver. Such arbitration shall be conducted in the City of Denver in accordance with the rules of the American Arbitration Association for employment disputes, except with respect to the selection of arbitrators which shall be as provided in this Section 14. Judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof.

14. Non-Competition Agreement. In consideration of the payments made by Employer to Employee hereunder, Employee covenants and agrees that (a) during the Employment Period, Employee shall not directly or indirectly engage or be interested in any business as owner, officer, director, employee, consultant or otherwise which is in competition with the business of Employer and (b) during the Employment Period, and unless Employee’s employment is terminated by Employee for Good Reason or by Employer without Cause, for a period of one (1) year after the termination of his service to Employer, Employee shall not directly or indirectly solicit or endeavor to entice away, offer employment to or employ, or offer or conclude any contract for personal services with, any person who during the preceding six (6) months was an employee of Employer. However, the restrictions in clause (a) above shall not prevent Employee from owning not more than five percent (5%) of the outstanding stock of, or trading for his own account securities of any corporation or other entity which are traded on any national securities exchange or in the over-the-counter market, and the restrictions in clause (b) prohibiting the employment of any person who during the preceding six (6) months was an employee of Employer shall not apply with respect to Employee who, without otherwise breaching clause (b) (by soliciting or enticing away a former employee), hires a former employee who has voluntarily left the employ of Employer or who has been terminated involuntarily by Employer.

15. Injunctive Relief. Employee irrevocably acknowledges that violations of Section 8 or Section 14 of this Amended Contract will cause Employer immediate and irreparable harm and that the damage that Employer will suffer may be difficult or impossible to measure. Therefore, upon any actual or impending violation of this Amended Contract, Employer shall be entitled to the issuance of a restraining order, preliminary or permanent injunction, without bond, restraining or enjoining such violation by Employee or any entity or person acting in concert with Employee. Such remedy shall be additional to and not in limitation of any other remedy which may otherwise be available to Employer.

16. Relationship of the Parties. The parties acknowledge, agree and recognize that the Board shall manage the business affairs of Employer and that the relationship of Employer and Employee is that of employer and employee and any other relationship is hereby expressly disclaimed.

17. Assignment; Obligations of Successor. Neither Employer nor Employee may make any assignment of this Amended Contract or any interest herein, by operation of law or otherwise, without the prior written consent of the other party, and without such consent any attempted transfer shall be null and void and of no effect. This Amended Contract shall inure to the benefit of and be binding upon Employer and Employee, their respective successors, executors, administrators, heirs and permitted assigns. In the event of Employee’s death after termination of employment but prior to the completion by Employer of all payments due Employee hereunder, Employer shall continue such payments to Employee’s beneficiary designated in writing to Employer prior to Employee’s death (or to his estate, if Employee fails to make such designation). In addition to any obligations imposed by law upon any successor to Employer, Employer will use its best efforts to require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Employer to expressly assume and agree to perform this Amended Contract in the same manner and to the same extent that Employer would be required to perform if no such succession had taken place.

18. Notices. Any notice to be given hereunder by either party to the other must be in writing and may be effective either by personal delivery or by certified mail, postage prepaid with return receipt requested. Mailed notices shall be addressed to the parties at the addresses appearing in the introductory paragraph. Notices delivered personally shall be deemed communicated as of the actual receipt thereof; mailed notices shall be deemed communicated and received three (3) days after the mailing of same.

19. Invalid Provisions. The invalidity or unenforceability of a particular provision of this Contract shall not affect the enforceability of any other provisions hereof and this Amended Contract shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

20. Amendments to the Amended Contract. This Amended Contract may only be amended in writing by an agreement executed by both parties hereto.

21. Law Governing Amended Contract. This Amended Contract is made and performable in the State of Colorado, and shall be construed under the laws of the State of Colorado.

22. Indemnity. Employer shall indemnify Employee and hold him harmless for any acts or decisions made by him in good faith while performing services for Employer as a director, employee and/or agent of Employer and, in addition thereto, shall use its best efforts to obtain insurance coverage for him under any insurance policy now in force or hereafter obtained during the Employment Period covering the officers and directors of Employee against lawsuits as director, employee and/or agent of Employer. Employer will pay all expenses, including reasonable attorney’s fees, actually and necessarily incurred by Employer in connection with the defense of any action, suit or proceeding, and in connection with any appeal thereon, including the costs of an out-of-court settlement previously approved by Employer, with respect to any acts or decisions which Employee shall have performed or made in good faith in performing services for Employer; provided, however, that Employer’s obligations under the terms of this paragraph are subject to any limitations imposed by Employer’s Certificate of Incorporation and By-Laws and applicable state law.

23. Construction. Waiver by any party hereto of a breach of any provision of this Amended Contract shall not operate or be construed as a waiver of any subsequent breach of any party. This Amended Contract shall not be assignable except as provided in Section 17 above. Subject to the prohibition against assignment of this Amended Contract, the terms and conditions herein shall inure to the benefit of and be binding upon the Parties hereto, their successor, heirs and legal representatives.

24. Litigation and Regulatory Cooperation. During and after Employee’s employment, Employee shall reasonably cooperate with Employer in the defense or prosecution of any claims or actions now in existence or which may be brought in the future against or on behalf of Employer which relate to events or occurrences that transpired while Employee is or was employed by Employer. Employee’s reasonable cooperation in connection with such claims or actions shall include, but not be limited to, being available to meet with counsel to prepare for discovery or trial and to act as a witness on behalf of Employer at mutually convenient times. During and after Employee’s employment, Employee also shall reasonably cooperate with Employer in connection with any investigation or review of any federal, state or local regulatory authority to the extent that any such investigation or review relates to events or occurrences that transpired while Employee was employed by Employer. Employer shall, at the request of Employee, pay in advance any out-of-pocket expenses that Employee would otherwise be required to incur in connection with Employee’s performance of its obligations pursuant to this clause, and shall reimburse Employee for any reasonable out-of-pocket expenses incurred by Employee that were not so paid in advance by Employer.

25. Entire Agreement. This Amended Contract will be effective as of May 22, 2003, and upon such effectiveness will contain the entire agreement of the parties hereto and supersede any and all prior agreements, oral or written, and negotiations between said parties regarding the subject matter herein contained.

IN WITNESS WHEREOF, the parties have executed this Amended Contract this day and year first above written.

EMPLOYER		EMPLOYEE
CHAMPPS ENTERTAINMENT, INC.

By:	/s/ Frederick J. Dreibholz	/s/ William H. Baumhauer
	Chief Financial Officer	William H. Baumhauer

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